Hiya Health | Acquisition Overview NYSE: USNA December 2024

Disclaimer Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, including but not limited to statements that: Hiya is fast growing; the Hiya acquisition will be accretive to USANA’s 2025 adjusted EBITDA, experience net sales growth app roaching 30% year-over-year in fiscal 2025, allow USANA to reach a broader audience, generate long-term growth, deliver value for USANA stakeholders, scale the Hiya brand, bring better health to children across the country and the world, enhance USANA’s geographic sales mix and income tax efficiency in the near and long-term, take advantage of synergies, create efficiencies, accelerate growth and pro fitability, expand and diversify USANA’s revenue mix, grow overall customer base, and strengthen USANA’s overall financial profile; Mr. Litt and Mr. Gillman will continue to lead Hiya through its next phase of growth; Hiya will have a clear pathway and growth strategy to become the #1 children’s wellness platform through new product introductions, channel expansion, and geographic expansion; and other forwar d-looking statements. These forward-looking statements are based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Word s such as “expect,” “vision,” “envision,” “evolving,” “drive,” “anticipate,” “intend,” “maintain,” “should,” “believe,” “continue,” “plan,” “goal,” “opportunity,” “estimate,” “predict,” “may,” “will,” “ could,” and “would,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including: risks that the acquisition disrupts each company’s current plans and operations; the diversion of the attention of the management teams of USANA and Hiya from ongoing business operations; the ability of to reta in key personnel of Hiya; the ability to realize the benefits of the acquisition, including efficiencies and cost synergies; the ability to successfully integrate Hiya’s business with USANA’s business, at all or in a timely manner; the amount of the costs, fees, expenses and charges related to the acquisition; global economic conditions generally, including continued inflationary pressure around the world and nega tive impact on our operating costs, consumer demand and consumer behavior in general; reliance upon our network of independent Associates; risk that our Associate compensation plan, or changes that we m ake to the compensation plan, will not produce desired results, benefit our business or, in some cases, could harm our business; risk associated with governmental regulation of our products, manufactur ing and direct selling business model in the United States, China and other key markets; potential negative effects of deteriorating foreign and/or trade relations between or among the United States, China and other key markets; potential negative effects from geopolitical relations and conflicts around the world, including the Russia-Ukraine conflict and the conflict in Israel; compliance with data privacy and security laws and regulations in our markets around the world; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material fa ilures of our information technology systems; adverse publicity risks globally; risks associated with commencing operations in India and future international expansion and operations; uncertainty relating to the fluctuation in U.S. and other international currencies; and the potential for a resurgence of COVID-19, or another pandemic, in any of our markets in the future and any related impact on consumer health, do mestic and world economies, including any negative impact on discretionary spending, consumer demand, and consumer behavior in general. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this press release set forth our beliefs as of the date hereof. We do not undertake any obligation to update any forward-looking statement after the date hereof or to conform such statements to actual results or changes in the Company’s expectations, except as required by law. Industry and Market Data. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data ob tained from third-party sources and the Company’s own internal estimates and research. While the Company believes such third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its research i s reliable, such research has not been verified by any independent source. Non-GAAP Financial Measures. The Company prepares its financial statements using U.S. generally accepted accounting principles (“GAAP”) and investors shou ld not directly compare with or infer relationship from any of the Company’s operating results presented in accordance with GAAP to the LTM adjusted EBITDA of Hiya. Adjusted EBITDA is a Non -GAAP financial measure of earnings before interest, taxes, depreciation, and amortization that excludes certain adjustments as indicated in the reconciliation from net income provided herein. We believe that this non-GAAP financial information of Hiya may be helpful to investors as an indication of future cash flow generation. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, m ay calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of non -GAAP financial information as a tool for comparison. As a result, the non-GAAP financial information of Hiya is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP.

DOUG HEKKING Chief Executive Officer JIM BROWN USANA Management Team WALTER NOOT BRENT NEIDIGJOSH FOUKAS Chief Financial Officer Chief Operating Officer Chief Commercial Officer Chief Legal Officer 3

Expands USANA’s Business in the United States Accelerates USANA's Vision of Creating the Healthiest Family on Earth Increases Sales and Profitability Hiya's Direct-to-Consumer Model Adds a Diversified Layer of Growth Strengthens USANA's Financial Profile 1 2 3 4 5 Hiya Is a Compelling Strategic Fit 4

Increases Active Customer Base Health-Focused Customer Base Immediate Impact In The Children’s Nutrition Market Children’s Wellness Category Creating the Healthiest Family on Earth Aligned Company Visions High-Quality, Premium Products Commitment to Innovative, Premium Nutrition and Wellness Products Hiya Accelerates USANA’s Vision 5

The Hiya Management Team

Experienced, driven, disciplined, creative

DARREN LITT



CEO,
Co-Founder

Successful entrepreneur
Previously founded MarketerHire and GoLive! Mobile

2024 Ernst & Young Entrepreneur of the Year award.

BS, UC Berkeley
JD, UCLA Law School

ADAM GILLMAN



President, COO,
Co-Founder

Oversees, directs and manages the day-to-day operations

Previously was the CMO of GoLive! Mobile

BS, USC School of Business

CORINNE CROCKETT



Chief Marketing Officer

Leads all aspects of marketing

Led Marketing teams at high-growth startups for 15 years, including Outer, Thrive and Match.com

BA, UCLA

MBA, UC Berkeley Haas School of Business

JOE BARGER



Chief Revenue Officer

Focuses on customer retention, data and net LTV optimization

Previously ran Business Intelligence and Operations at PrettyLitter

BA, Michigan State, Eli Broad School of Business

BONNIE HICK



Chief Financial Officer

Oversees financial planning and accounting

Previously worked as a fractional consulting CFO and eight years at KPMG as an auditor

BA, Master of Professional Accounting, University of Texas

CPA issued in 2011

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Hiya’s “Kidsperience” removes the traditional barriers to better nutrition by making healthy habits fun and interactive for kids. Made Specifically For Kids No Gummy Addittives 0g Added Sugar Great Taste Clean Ingredients FOUNDED in 2020 with the vision of bringing “better-for- you” to children’s health and wellness products. HIYA’S next-generation products deliver clean, honest ingredients that discerning parents demand, combined with great taste and high engagement that kids love! Hiya is Reimagining Children’s Health and Wellness 7 of consumers that say it’s important to them to purchase clean-label products(1) 81% of consumers looking to reduce sugar intake or avoid it entirely(1) 72% of consumers that purchase better-for-you products(1) 65% Incumbent Brands Better-for-You Brands Food & Beverage Hygiene & Personal Care Children’s Wellness Leading The Way in Children’s Health and Wellness (1) Aco sta Group, Gu tCheck, and Internatio nal Food Information Council8

Diversified Marketing Influencers Collaborations Podcasts Instagram Google Facebook Tik Tok Meta Advertorial Branded Ads Direct Mail Display Ads 9

The Hiya Subscription Model

PREDICTABLE
REVENUE

Subscriptions provide a steady, predictable income stream, making it easier to manage cash flow and plan for growth

STRONG CUSTOMER
RELATIONSHIPS

The ongoing nature of subscriptions fosters stronger relationships with customers by making it easier for them to receive products regularly, which leads to higher retention rates and loyalty

COST
EFFICIENCIES

Hiya's subscription business model focuses on retaining existing subscribers, which lowers expenses on acquiring new customers

OPERATIONAL
BENEFITS

Hiya's subscription model provide rich data on customer preferences and behaviors, which enables personalized offerings, efficient marketing and data-driven innovation insights

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2022 2023 LTM 9/30/2024 Rapid Growth With Strong Financials Hiya’s Subscription Model Features Attractive Margins and Cash Flow Generations Customers Over 200K Net Income / Adjusted EBITDA 200k (1) (2) And Counting $103mm $68mm $22mm Net Sales (1) As of LTM 9/30/2024 (2) As of 9/30/2024 Million $22 Million $19 Net Income Adjusted EBITDA 11

EXPAND GEOGRAPHY Provide the ultimate “Kidsperience” through new products and new brand collaborations. EXPAND DISTRIBUTION EXPAND PRODUCT PORTFOLIO Increase availability through other online marketplaces and select retail partners. Leverage USANA’s expertise to expand into new geographic markets. Future Hiya Growth Initiatives 12

(1) Global Pediatric Supplements Market 2029 Annual Sales, Euromonitor International as of November 2024 (2) Global Pediatric Supplements Market 2023-2029 Sales CAGR, Euromonitor International as of November 2024 Large Category Healthy Long-Term Trends Growing Faster than other VMS Distribution Channels $9.9B Annual Sales(1) 7.0% Sales CAGR(2) 8.1% DTC Sales CAGR(2) Hiya Immediately Positions USANA as a Leader In The Attractive, Growing Children’s Health and Wellness Category Long-Term Tailwinds In Children’s Health & Wellness Immediate and Long-Term Upside 13

(1) LTM E nding 9/30/2024 Direct Sales USANA's core Direct Sales business 89% of Revenue (1) Direct-to-Consumer Hiya’s Direct-to-Consumer business 11% of Revenue (1) Online / Retail / Wholesale Prospective Opportunity Strengthens Revenue and Expands Customer Base Estimated Pro Forma Revenue by Sales Channel Revenue from Other Online Marketplaces and select Retail, Wholesale/Club (eg. Amazon, Target, Costco) 14

Transaction Overview  Transaction enterprise value of $260mm1  Of the $260mm enterprise value, USANA paid the sellers $205mm cash at closing for a 78.8% ownership interest with the sellers rolling $55mm of equity representing a 21.2% ownership interest  Put/Call features in the transaction structure provide for the potential acquisition of remaining rollover equity  Funded the $205mm acquisition, related transaction costs and initial working capital needs through $200mm of cash reserves and a draw of $23mm on its credit facility  Hiya’s co-founders and management team will remain in place  Combined Net Sales in excess of $960mm for the LTM 9/30/2024 period (unaudited)  Accretive to FY2025 Adjusted EBITDA  Presented numbers do not reflect potential synergies although longer-term benefits are expected given overlap in business activities (1) Represents implied transaction value at close and does not include value of any future liquidity events for rolling shareholders Structure and Consideration Income Statement 15

Strong Cash Generation Enables Continued Reinvestment in Organic Growth Initiatives Attractive Margins Strengthens USANA’s Financial Profile DTC Subscription Model Large and Growing Subscriber Base Reduced Effective Tax Rate Opportunity to Reduce USANA’s Effective Tax Rate with Improved Domestic Profitability Financially Accretive Immediately Accretive to Adjusted EBITDA Balance Sheet Strength Leverage: 0.2x Net Debt/Adjusted EBITDA1 (1) Expected leverage post-transaction Transaction Exemplifies USANA’s Approach To Disciplined Capital Allocation 16

Non-GAAP Reconciliation